GOLDMAN SACHS VARIABLE INSURANCE TRUST

Advisor, Institutional and Service Shares of the

Goldman Sachs High Quality Floating Rate Fund

(the “Fund”)

Supplement dated February 11, 2016 to the

Prospectuses (each a “Prospectus”) and the Statement of Additional Information (the “SAI”),

each dated April 30, 2015, as supplemented to date

Effective immediately, James McCarthy no longer serves as a portfolio manager for the Fund. Accordingly, all references to Mr. McCarthy in each Prospectus and SAI are hereby deleted in their entirety.

Effective immediately, John Olivo and Matthew Kaiser will serve as portfolio managers for the Fund.

Accordingly, effective immediately, the Fund’s disclosure is modified as follows:

The following replaces in its entirety the second paragraph of the “Portfolio Management” subsection of the “Goldman Sachs Variable Insurance Trust High Quality Floating Rate Fund—Summary” section of each Prospectus:

Portfolio Managers: Dave Fishman, Managing Director, Head of Global Liquidity Management, has managed the Fund since 2013; John Olivo, Managing Director, Global Head of Short Duration, has managed the Fund since 2016; and Matthew Kaiser, Managing Director, has managed the Fund since 2016.

The following replaces in its entirety the table in the “Fixed Income Portfolio Management Team” subsection of the “Service Providers—Fund Managers” section of each Prospectus:

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History
Dave Fishman Managing Director, Head of Global Liquidity Management	Portfolio Manager— High Quality Floating Rate	Since 2013	Mr. Fishman is the Head of Global Liquidity Management. Mr. Fishman joined the Investment Adviser in 1997 after working at Bankers Trust as a Portfolio Manager.

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History
John Olivo Managing Director, Global Head of Short Duration	Portfolio Manager— High Quality Floating Rate	Since 2016	Mr. Olivo is the global head of short duration fixed income strategies. In this role, Mr. Olivo is responsible for portfolio management of several of GSAM’s short duration funds as well as portfolio construction and oversight for investment mandates on behalf of central banks, balance sheet clients, and financial institutions. Previously, he was a member of the short-term taxable portfolio management team and co-managed the U.S. Government money market funds. Mr. Olivo also managed the separate account money market business. Mr. Olivo is a member of the Investment Strategy Committee. He joined GSAM in 1995 as a portfolio trading assistant and was responsible for the daily compliance of all of the taxable money market funds.
Matthew Kaiser Managing Director	Portfolio Manager— High Quality Floating Rate	Since 2016	Mr. Kaiser is a portfolio manager, primarily responsible for Securitized MBS, ABS, and CMBS portfolios, as well as BOLI accounts. Mr. Kaiser joined the Investment Adviser in 2009 and prior to that, he worked for eight years at JPMorgan Chase.

This Supplement should be retained with your Prospectus and SAI for future reference.

VITHQFRPMSTK 02-16